CAPSTONE CHURCH CAPITAL FUND
(“Fund”)

Supplement dated January 24, 2012
To Prospectus and Statement of Additional Information dated January 28, 2011

Effective January 12, 2012:

1.
control of Capstone Financial Services, Inc. (“CSFI”), was deemed to have changed. (CSFI is the parent company of the Fund’s investment adviser, Capstone Asset Management Company (“CAMCO”).)  On that date, shares held by Dan Watson (who was previously deemed to hold a controlling interest in CSFI) were sold to Steward Financial Holdings, Inc. (“SFH”) and shares held by Edward L. Jaroski (also deemed to be a controlling interest) were converted to shares with lesser voting rights.  As a result of these transactions, SFH, a previous minority shareholder of CSFI, became the sole holder of an interest in CSFI that was deemed, under applicable law, to constitute control.  These CSFI share ownership changes are not expected to change the operations of CAMCO or the Fund in any material way.

2.	the Fund’s investment advisory agreement terminated, as required by applicable law, due to the change of control of CSFI and CAMCO.
3.
a new investment advisory agreement, approved by Fund shareholders at a meeting held December 12, 2011, took effect.  The terms of the new agreement are not materially different from those of the current agreement, except for the date of its commencement and term.  The fee schedule is the same as that in the current agreement.

Steward Financial Holdings, Inc. (“SFH”), 1661 N. Boonville Avenue, Springfield, MO 65803-2751, is a holding company.  SFH is a wholly owned, for profit subsidiary, of AG Financial Services Group (AGFSG).  AGFSG was organized by the Assemblies of God Church in 1998.